UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           April 25, 2005

The Gymboree Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-21250	942615258

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Howard Street, San Francisco, CA	94105

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code           (415) 278-7000

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01      Other Events

     For ease of reference, The Gymboree Corporation (the “Company”) has attached to this Current Report on Form 8-K its condensed consolidated statements of operations for the quarters ending May 1, 2004, July 31, 2004, October 30, 2004 and January, 29, 2005, and for the 52-week period ending January 29, 2005, as well as its condensed consolidated balance sheets as of May 1, 2004, July 31, 2004, October 30, 2004 and January 29, 2005. This financial information was included in or derived from the Company’s amended quarterly reports for such periods and from the Company’s annual report on Form 10-K, all of which were filed with the Securities and Exchange Commission on April 22, 2005. The condensed consolidated statements of operations and condensed consolidated balance sheets are attached hereto as Exhibit 99.1.

Item 9.01           Financial Statements and Exhibits

(c	)	Exhibits

99.1
Condensed Consolidated Statements of Operations for the quarters ended May 1, 2004, July 31, 2004, October 30, 2004 and January 29, 2005, and 52-week period ended January 29, 2005 and Condensed Consolidated Balance Sheets as of May 1, 2004, July 31, 2004, October 30, 2004 and January 29, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GYMBOREE CORPORATION
Date: April 25, 2005	By:	/s/ BLAIR W. LAMBERT
Blair W. Lambert
Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1
Condensed Consolidated Statements of Operations for the quarters ended May 1, 2004, July 31, 2004, October 30, 2004 and January 29, 2005, and 52-week period ended January 29, 2005 and Condensed Consolidated Balance Sheets as of May 1, 2004, July 31, 2004, October 30, 2004 and January 29, 2005.

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